EXHIBIT 77(I)
                       TERMS OF NEW OR AMENDED SECURITIES

The  Prospectus  dated  October  14,  2005,  and  the  Statement  of  Additional
Information dated October 14, 2005, as supplemented on January 12, 2006, regarding Wintergreen Fund, Inc., each as filed on September 27, 2005 with the Securities and Exchange Commission via EDGAR pursuant to Rule 485(b) of the Securities Act of 1933, as amended (the "Securities Act"), accession number 0001275125-05-0000476, is incorporated by reference into, and legally part of and this Form N-SAR.